Property, Plant and Equipment	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT
PROPERTY, PLANT AND EQUIPMENT

The following is a summary of property, plant and equipment, at cost less accumulated depreciation and amortization as of December 31:

	Estimated Useful Life
	(years)	2014	2013
Land and land improvements	0-15	$7,044	$7,008
Buildings and building equipment	15	59,754	63,225
Machinery, tools and equipment	5-12	86,513	93,403
Leasehold improvements (1)	10	24,871	26,858
Computer equipment	3-5	57,859	79,719
Computer software	5-10	162,690	154,622
Furniture and fixtures	5-8	65,409	71,492
Tooling	3-5	94,571	85,560
Construction in progress		54,183	17,207
Total property plant and equipment, at cost		$612,894	$599,094
Less accumulated depreciation and amortization		443,388	438,199
Total property plant and equipment, net		$169,506	$160,895
(1) The estimated useful life for leasehold improvements is the lesser of 10 years or the term of the lease.

During 2014, 2013 and 2012, depreciation expense, computed on a straight-line basis over the estimated useful lives of the related assets, was $48,202, $50,151 and $51,447, respectively.

The increase of construction in progress is due to the Company's reinvestment of cost savings from the multi-year alignment strategy. This investment is primarily related to the implementation of an enterprise resource planning (ERP) system in the NA segment.

During 2013 and 2012, the Company recorded impairment charges of $2,017 and $7,835, respectively, related to its property, plant and equipment. Impairment charges in 2012 related primarily to the portion of the Company's global ERP system. Previously capitalized software and software-related costs were impaired due to changes in the ERP implementation plan related to configuration and design.